UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22077

Prospector Funds, Inc.
(Exact name of registrant as specified in charter)

370 Church St., Guilford, CT 06437
(Address of principal executive offices) (Zip code)

Prospector Partners Asset Management, LLC, 370 Church St., Guilford, CT 06437
(Name and address of agent for service)

(203) 458-1500
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2013

Date of reporting period:  December 31, 2013

Item 1. Report to Stockholders.

Prospector Capital Appreciation Fund
Prospector Opportunity Fund

Annual Report

www.prospectorfunds.com	December 31, 2013

PROSPECTOR FUNDS, INC.

February 4, 2014

Dear Shareholders of the Prospector Capital Appreciation Fund and Prospector Opportunity Fund,

The equity market rally continued unabated during the six months ended December 31, 2013 (the “second half”), with the S&P 500 capping off an impressive 32.4% total return for the year ended December 31, 2013 (the “full year”).  During the second half, the S&P 500 rose 16.3% in an advance in domestic stocks that carried the index to all-time highs.  Once again, cyclical sectors outperformed.  Specifically, Industrials, Tech, and Consumer Discretionary were among the top performers.  The market rose despite rising long-term interest rates.

Current Market Environment

We remain in the same monetary stimulus heavy, slow growth, tepid economic environment as the world slowly delevers following the financial crisis.  Although we anticipate 2014 growth in GDP and corporate earnings should improve from the 2013 pace.

The major macroeconomic forces that have been drivers of the financial markets since the financial crisis of 2008 remain generally in place.  Major governments in the U.S., Europe, China, and Japan are all printing money at record levels at the same time.  This coordinated global monetary strategy should ultimately lead to currency debasement.  In the meantime, the beneficiaries of this global liquidity, especially financial markets, have enjoyed themselves.  Despite the lack of movement in the consumer price index (CPI), inflation is on the rise in the United States.  Healthcare and other insurance costs, food costs, and natural gas prices are notable examples.

Changed Federal Reserve Strategy Triggers Market Response

Since Ben Bernanke indicated that the Federal Reserve would consider tapering its purchases of Treasuries and mortgage-backed securities, the yield on the benchmark 10 year Treasury note rose from 1.6% just prior to the tapering announcement to 3.0% by year end.

The necessary weaning from Quantitative easing (QE) is upon us.  Recall that QE (the process of expanding the quantity of money in the economy through central bank purchases of Treasury and mortgage securities) limited the downside of the financial crisis by keeping markets liquid and offsetting the deflationary pressures.  The tightening in financial conditions could dampen the economic recovery we have been in since the end of the financial crisis.

While the U.S. economy may catch a cold from the tightening, the risks to emerging markets could be worse.  Emerging market currencies have reacted violently to the Fed tapering - which is viewed as the first step in a process that will lead to actual tightening.  The first to stumble were the Indian rupee and Brazilian real, which sold off hard in the summer of 2013 soon after the Fed tapering strategy was unveiled.  More recently the Argentine peso and the Turkish lira have slid precipitously.  Central bankers in Argentina scaled back their interventions to protect the peso in currency markets and accepted an additional 15% devaluation versus the U.S. dollar.  Turkish central bankers boosted short-term interest rates by over 200 basis points in an attempt to halt the slide in the lira which has lost a quarter of its value versus the dollar in the last twelve months.

We are entering a period where central bank policies around the globe are less coordinated.  It’s not yet every man (or nation) for themselves, but that’s the path we are on.  Emerging market policy makers are responding to capital flight precipitated by the change in Fed policy by allowing rates to rise and currencies to fall.  This will harm economic growth.

PROSPECTOR FUNDS, INC.

Japan Sets its Own Course

Japan’s 25 year old financial malaise has lasted so long that many assume a sustainable equilibrium has been attained.  Don’t be fooled.  Its financial, demographic and nuclear problems remain serious, urgent and transmittable:  Trade connections and Japan’s holdings of our Treasury debt mean it matters to us.  Prime Minster Abe has vowed to: double the money supply over two years, cut corporate taxes, streamline regulation (easier to cut costs), reduce electricity prices (restart nuclear power plants) and generally boost fiscal stimulus.  All this is underway and has been well received by the electorate, while financial markets have had a mixed but generally positive response.  The yen has declined by over 20% versus the dollar, and long bond yields, while still ridiculously low, have nearly doubled.  Japanese equities, in yen terms, were up 55% in 2013.

So far, so good.  The economy has ticked up and starting up the shuttered nuclear power plants should save over $20 billion a year.  Yet with the yen down sharply, import prices and other cost pressures could push inflation past Abe’s 2% targets.  If rates continue to rise, interest expense on a government debt that is 230% of the GDP could quickly quadruple, absorbing a frighteningly high proportion of the national budget.  Finally, the world’s third largest economy won’t be allowed to export its problems without trade partner response.  Searching for a way out of intractable trouble, Japan has responded with a high-risk tactic about which we remain skeptical.

Prospector Capital Appreciation Fund Highlights

Your Capital Appreciation portfolio had strong absolute performance in the second half of the year, however it modestly lagged the S&P 500 returning 13.22% versus the S&P 500 return of 16.31% for the period ending December 31, 2013.  The underperformance is attributed to our lack of exposure to the more cyclical sectors of the stock market.

While paper-producer Domtar was the largest overall contributor to performance (the shutdown of a major competitor’s mill will take significant capacity out of the market, aiding pricing in the paper market), Energy was the top contributing sector.  Among our Energy holdings, Hess and Clayton Williams Energy were top contributors, but the portfolio also benefited from a significant positive move in the USEC convert position, as the company announced a restructuring agreement with note holders.  Financials, where our property-casualty stocks had solid gains, was the second largest contributing sector in the back half of the year.  Another top performer was Corning, which makes the glass for your iPhone screen and very likely your flat-screen TV as well.  Corning benefited from a very accretive restructuring of a joint venture with Samsung.

During the second half, we initiated eleven new positions, and eliminated fifteen.  Annualized turnover was 31%.  Two of our larger new positions were pharmaceuticals – Sanofi and Merck.  Both of these companies had been under-performers, have drug pipelines that are perhaps under-appreciated by Wall Street, and have potential restructuring opportunities in front of them.  We also see them as nice replacements for two of our larger sales during the period, Johnson & Johnson and Pfizer, both of which had been stellar performers, and in Pfizer’s case, have restructuring opportunities largely behind them.

Our largest sale was reinsurer Platinum Underwriters, and we also eliminated our position in Arch Capital Group.  Given the increasingly competitive insurance rate environment, and the strong appreciation in stocks, we have slowly reduced the property-casualty positions through the year.

PROSPECTOR FUNDS, INC.

Prospector Opportunity Fund Highlights

Despite a strong absolute return in the second half, your Opportunity Fund portfolio lagged both the Russell 2000 and Russell Mid-Cap indices returning 13.53% versus 19.82% and 16.73% for the Russell 2000 and Russell Mid-Cap indices, respectively for the period ending December 31, 2013.  As was true for the full year results, the comparative shortfall was largely attributable to our lack of relative exposure to the Consumer Discretionary and Industrial sectors.

The Opportunity Fund’s top performing sectors in the second half of 2013 were the Energy, Industrials, and Consumer Discretionary groups.  Hess bolstered our Energy stock performance, while CIRCOR led our Industrial equities, and Gentex was a key contributor among our Consumer Discretionary holdings.

Our overweight position in the Financial Services area hurt our relative performance in the second half, as strong performance from two of our Asset Management stocks (Legg Mason and Franklin) was not enough to offset lagging performance from our other financials.  Asset Managers led the group as that industry underwent an important shift during the year.  For the first time since 2007, equity mutual fund flows turned positive.  Interestingly, this strength in equities started with a very strong January and continued through the rest of the year with average monthly inflows for the fourth quarter higher than that for the rest of the entire year.  Fixed income, however, performed far differently during 2013.  Strong, consistent inflows since the financial crisis persisted through May only to reverse powerfully in June with the first mention of Bernanke’s taper.  This weakness continued throughout the remainder of the year and was far more concentrated in actively-managed funds than in passively-managed fixed income ETF products.

We believe asset managers such as current holdings Franklin Resources, Invesco, and Legg Mason should benefit from this “tipping point.”  In a period of rising interest rates, demand for equities should continue to outstrip that of fixed income and fee rates for these products are typically far higher.  Asset managers have a significant fixed cost element in their cost structures so margin expansion from positive operating leverage and faster revenue growth should ensue.

New purchases in the Industrials and the Consumer area were again driven by our disciplined focus on predictable and stable free cash flows.  In Industrials, the purchases included Xylem and Landstar, while in the Consumer space we found good value in Denny’s and Hillshire.

Outlook

The economy has remained in slow growth recovery mode since the end of the financial crisis.  We expect modestly better economic performance in 2014, but not enough to declare that the pattern has changed for the better.  Europe is slowly improving off recessionary levels and the U.S. economy is benefitting from a recovery in the housing sector.  Indeed the wealth effect on the U.S. consumer from rising 401k balances and home values should help spur consumer spending growth, a key driver of economic growth.  Despite the 140 basis point rise in rates from the lows of early May 2013, central bank policies and interest rates remain accommodating.  Budget and trade deficits in the U.S. have halved from the depths of 2009, yet remain elevated in historical terms.  The budget deficit has trimmed to 4% of GDP in 2013 from about 10% in 2009.

Interest and mortgage rates continue near historically low levels despite the recent run up.  Our best guess is those rates may be materially higher in five years.  This should be troublesome for bond investors.  The outlook for equities in a higher interest rate scenario is less certain.  Higher rates will likely accompany better economic conditions and possibly higher inflation, both of which are relative positives for equities compared to bonds.

PROSPECTOR FUNDS, INC.

Equity valuations are starting to reach extended levels due to the strong advance.  We believe we are in the latter stages of a bull market.  Equities still look attractive when comparing earnings yields of stocks to Treasury or even corporate bond yields.  As the benefits from aggressive buybacks diminish with higher valuations, corporations are looking to mergers and acquisitions (M&A) as preferable capital deployment opportunities.  M&A activity is accelerating after an extremely quiet five year period.  Private equity holds dry powder in hand.  Corporations have terrific balance sheets and are accumulating excess cash and capital.  Importantly they are also starting to spend on capital projects and hiring new employees.  This will likely pressure profit margins in the near term which sit at all-time high levels, just under 10% for the third quarter of 2013 for example.  The offset should be an improvement in revenue growth from the low single digit levels of the past few years.  Perhaps the uncertain macro environment will move towards resolution, and when that happens, the values inherent in your portfolio may attract acquirers and other investors.  In the meantime we believe equities are a superior asset allocation alternative longer term.

Thank you for entrusting us with your money.

Respectfully submitted,

John D. Gillespie	Richard P. Howard	Kevin R. O’Brien	Jason A. Kish

PROSPECTOR FUNDS, INC.

Performance data quoted represents past performance; past performance does not guarantee future results.

Opinions expressed are those of the Funds and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Funds invest in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may hold restricted securities purchased through private placements.  Such securities can be difficult to sell without experiencing delays or additional costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  These risks are fully disclosed in the prospectus.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  This index cannot be invested in directly.

The Russell 2000 Index is an unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  This index cannot be invested in directly.

The Russell Midcap Index is an unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index.  This index cannot be invested in directly.

Basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.  The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance.  Changes in CPI are used to assess price changes associated with the cost of living.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Fund holdings and/or security allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please see the Schedule of Investments section in this report for a full listing of the Fund’s holdings.

Prospector Funds, Inc. are distributed by Quasar Distributors, LLC.

PROSPECTOR FUNDS, INC.

Capital Appreciation Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of December 31, 2013

	One Year	Three Year	Five Year	Since Inception(1)
Capital Appreciation Fund	19.10%	6.54%	13.19%	5.01%
S&P 500 Index(2)	32.39%	16.18%	17.94%	5.35%

(1)	September 28, 2007
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Opportunity Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of December 31, 2013

	One Year	Three Year	Five Year	Since Inception(1)
Opportunity Fund	27.25%	13.33%	16.50%	9.22%
Russell 2000 Index(2)	38.82%	15.67%	20.08%	7.37%
Russell Midcap Index(3)	34.76%	15.88%	22.36%	7.19%

(1)	September 28, 2007
(2)	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This index cannot be invested in directly.
(3)	An unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index. This index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Expense Example
December 31, 2013

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, wire transfer fees, maintenance fee (IRA accounts), and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (07/01/2013)	Value (12/31/2013)	(07/01/2013 to 12/31/2013)
Capital Appreciation Actual(2)	$1,000.00	$1,132.20	$6.99
Capital Appreciation Hypothetical
(5% return before expenses)	1,000.00	1,018.65	6.61

Opportunity Actual(2)	1,000.00	1,135.30	7.00
Opportunity Hypothetical
(5% return before expenses)	1,000.00	1,018.65	6.61

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.30% and 1.30% for Capital Appreciation Fund and Opportunity Fund, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended December 31, 2013 of 13.22% and 13.53% for Capital Appreciation Fund and Opportunity Fund, respectively.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of December 31, 2013(1)(2)

Capital Appreciation Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of December 31, 2013(1)(3)

Capital Appreciation Fund

Domtar	3.6%
Hess	3.5
Loews	3.0
Automatic Data Processing	2.6
Post Properties	2.6
Corning	2.6
ConocoPhillips	2.6
FirstEnergy	2.2
Abbott Laboratories	2.1
E.I. Du Pont de Nemours	2.0

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	Invesco Treasury Portfolio excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of December 31, 2013(1)(2)

Opportunity Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of December 31, 2013(1)(3)

Opportunity Fund

Invesco	3.0%
Hess	2.9
CNA Financial	2.3
Franklin Resources	2.2
Lancaster Colony	2.1
Murphy Oil	2.0
Platinum Underwriters Holdings	1.9
Infinity Property & Casualty	1.7
OceanFirst Financial	1.7
Tyco International	1.6

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	Invesco Treasury Portfolio excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Schedule of Investments
December 31, 2013

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 75.9%

Chemicals – 2.0%
E.I. Du Pont de Nemours	13,100	$851,107

Consumer Discretionary – 2.1%
Cablevision Systems, Class A	28,100	503,833
DreamWorks Animation SKG, Class A*	10,800	383,400
		887,233

Consumer Staples – 12.7%
Beam	9,700	660,182
Campbell Soup	13,300	575,624
Coca-Cola	3,400	140,454
Coca-Cola Enterprises	7,000	308,910
Energizer Holdings	4,000	432,960
Hillshire Brands	9,380	313,667
Sysco	16,400	592,040
Tootsie Roll Industries	23,296	758,052
Walgreen	12,900	740,976
Wal-Mart Stores	9,600	755,424
		5,278,289

Diversified Financial Services – 2.2%
Legg Mason	14,200	617,416
PHH*	13,000	316,550
		933,966

Energy – 11.8%
Clayton Williams Energy*	8,100	663,795
ConocoPhillips	15,100	1,066,815
Hess	17,800	1,477,400
Murphy Oil	10,100	655,288
Talisman Energy	70,400	820,160
WPX Energy*	10,600	216,028
		4,899,486

Healthcare – 8.7%
Abbott Laboratories	23,300	893,089
Hospira*	8,700	359,136
Johnson & Johnson	8,900	815,151
Merck & Co.	8,200	410,410
Pfizer	20,100	615,663

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2013

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 75.9% (CONTINUED)

Healthcare – 8.7% (Continued)
Sanofi – ADR	9,900	$530,937
		3,624,386

Industrials – 1.4%
Briggs & Stratton	1,600	34,816
Curtiss-Wright	8,200	510,286
Fortune Brands Home & Security	900	41,130
		586,232

Information Technology – 6.7%
Automatic Data Processing	13,600	1,099,016
Comtech Telecommunications	900	28,368
Corning	61,400	1,094,148
Paychex	4,600	209,438
Xerox	28,600	348,062
		2,779,032

Insurance – 10.9%
American International Group	7,200	367,560
Aspen Insurance Holdings	11,400	470,934
Berkshire Hathaway, Class B*	5,300	628,368
CNA Financial	9,900	424,611
Donegal Group, Class A	7,900	125,610
First American Financial	9,300	262,260
Loews	25,900	1,249,416
Montpelier Re Holdings	8,500	247,350
Platinum Underwriters Holdings	1,800	110,304
State Auto Financial	30,700	652,068
		4,538,481

Metals & Mining – 2.8%
AuRico Gold	18,820	68,881
Barrick Gold	16,500	290,895
Gold Fields – ADR	107,500	344,000
Newmont Mining	15,100	347,753
Sibanye Gold – ADR	21,900	105,339
		1,156,868

Paper & Forest Products – 3.6%
Domtar	16,001	1,509,534

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2013

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 75.9% (CONTINUED)

Real Estate – 4.0%
Forestar Group*	26,100	$555,147
Post Properties	24,200	1,094,566
		1,649,713

Telecommunication Services – 2.0%
Telephone & Data Systems	32,200	830,116

Utilities – 5.0%
FirstEnergy	27,300	900,354
NRG Energy	21,701	623,253
Public Service Enterprise Group	13,500	432,540
UNS Energy	2,358	141,126
		2,097,273

Total Common Stocks
(Cost $26,527,465)		31,621,716
	Par

CONVERTIBLE BONDS – 18.0%

Consumer Staples – 1.6%
Archer Daniels
0.875%, 02/15/2014	$500,000	529,063
Chiquita Brands
4.250%, 08/15/2016	150,000	145,500
		674,563

Diversified Financial Services – 3.3%
Janus Capital Group
0.750%, 07/15/2018	425,000	540,281
PHH
4.000%, 09/01/2014	775,000	826,828
		1,367,109

Energy – 2.3%
InterOil
2.750%, 11/15/2015	175,000	160,781
USEC
3.000%, 10/01/2014	2,375,000	789,688
		950,469

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2013

Capital Appreciation Fund

Description	Par	Value

CONVERTIBLE BONDS – 18.0% (CONTINUED)

Healthcare – 1.7%
Auxilium Pharmaceuticals
1.500%, 07/15/2018	$75,000	$82,969
Chemed
1.875%, 05/15/2014	275,000	284,797
Hologic
2.000%, 12/15/2037	275,000	320,547
		688,313

Industrials – 2.1%
L-3 Communications
3.000%, 08/01/2035	250,000	301,094
Trinity Industries
3.875%, 06/01/2036	450,000	592,594
		893,688

Information Technology – 1.3%
Comtech Telecommunications
3.000%, 05/01/2029	525,000	551,906

Metals & Mining – 4.9%
Horsehead Holding
3.800%, 07/01/2017	100,000	126,938
Newmont Mining
1.250%, 07/15/2014	150,000	149,906
1.625%, 07/15/2017	600,000	611,999
Northgate Minerals
3.500%, 10/01/2016	225,000	215,438
RTI International
3.000%, 12/01/2015	300,000	339,938
1.625%, 10/15/2019	575,000	604,108
		2,048,327

Real Estate – 0.8%
Forestar Group
3.750%, 03/01/2020	275,000	316,938
Total Convertible Bonds
(Cost $8,500,774)		7,491,313

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2013

Capital Appreciation Fund

Description	Shares	Value
EXCHANGE TRADED FUND – 0.1%
SPDR Gold Trust*
(Cost $51,779)	400	$46,468

SHORT-TERM INVESTMENT – 5.8%
Invesco Treasury Portfolio, 0.020%^
(Cost $2,411,105)	2,411,105	2,411,105
Total Investments – 99.8%
(Cost $37,491,123)		41,570,602
Other Assets and Liabilities, Net – 0.2%		88,332
Total Net Assets – 100.0%		$41,658,934

*	Non-income producing security
ADR	– American Depository Receipt
^	Variable Rate Security – the rate shown is the annualized seven-day effective yield as of December 31, 2013.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments
December 31, 2013

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 92.0%

Banks – 13.5%
BSB Bancorp*	19,600	$295,764
Cape Bancorp	3,700	37,592
Capital Bank Financial, Class A*	10,100	229,775
Central Pacific Financial	31,800	638,544
Chicopee Bancorp	26,200	456,142
City National	6,900	546,618
Clifton Savings Bancorp	27,200	348,160
CU Bancorp*	25,100	438,748
Fifth Third Bancorp	23,400	492,102
First Defiance Financial	25,400	659,638
Fox Chase Bancorp	18,002	312,875
HomeTrust Bancshares*	68,800	1,100,112
Metro Bancorp*	16,880	363,595
Ocean Shore Holding	25,072	342,484
OceanFirst Financial	96,400	1,651,331
OmniAmerican Bancorp*	18,000	384,840
Oritani Financial	60,050	963,803
PacWest Bancorp	18,100	764,182
Peoples Federal Bancshares	27,780	492,817
SI Financial Group	21,100	254,255
United Financial Bancorp	40,200	759,378
Washington Trust Bancorp	26,300	978,886
Westfield Financial	97,900	730,334
		13,241,975

Chemicals – 1.2%
H.B. Fuller	23,200	1,207,328

Consumer Discretionary – 3.7%
Denny’s*	55,800	401,202
Gentex	18,100	597,119
Home Depot	6,800	559,912
Hyatt Hotels, Class A*	18,300	905,118
Jack in the Box*	12,700	635,254
Matthews International, Class A	9,300	396,273
Noodles & Company*	3,100	111,352
		3,606,230

Consumer Staples – 9.5%
Church & Dwight	18,400	1,219,552

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2013

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 92.0% (CONTINUED)

Consumer Staples – 9.5% (Continued)
Crimson Wine Group*	5,970	$52,775
Harris Teeter Supermarkets	9,700	478,695
Hillshire Brands	43,560	1,456,646
J & J Snack Foods	13,400	1,187,106
Lancaster Colony	23,000	2,027,451
Monster Beverage*	8,400	569,268
Orkla	81,600	636,623
PepsiCo	9,600	796,224
Wal-Mart Stores	10,500	826,245
		9,250,585

Containers & Packaging – 1.4%
Silgan Holdings	29,000	1,392,580

Diversified Financial Services – 10.6%
Citigroup	20,170	1,051,059
Franklin Resources	37,600	2,170,648
IntercontinentalExchange	1,600	359,872
Invesco	81,700	2,973,880
Legg Mason	31,500	1,369,620
Leucadia National	54,500	1,544,530
PICO Holdings*	39,200	905,912
		10,375,521

Energy – 5.3%
Clayton Williams Energy*	4,600	376,970
Hess	34,200	2,838,600
Murphy Oil	29,600	1,920,448
		5,136,018

Healthcare – 6.0%
Auxilium Pharmaceuticals*	14,100	292,434
Haemonetics*	7,800	328,614
Invacare	31,000	719,510
Johnson & Johnson	9,000	824,310
Merck & Co.	30,948	1,548,947
Patterson Companies	24,300	1,001,160
Pfizer	16,000	490,080
WellPoint	7,500	692,925
		5,897,980

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2013

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 92.0% (CONTINUED)

Industrials – 7.9%
Alliant Techsystems	5,900	$717,912
Celadon Group	81,000	1,577,880
CIRCOR International	8,640	697,939
Curtiss-Wright	8,000	497,840
Landstar System	16,300	936,435
Northrop Grumman	7,800	893,958
Tyco International	38,500	1,580,040
Xylem	22,500	778,500
		7,680,504

Information Technology – 8.7%
Cadence Design Systems*	25,000	350,500
EMC	17,400	437,610
Global Cash Access Holdings*	51,300	512,487
Maxim Integrated Products	39,400	1,099,654
Microsoft	14,500	542,735
NetApp	24,300	999,702
Paychex	31,200	1,420,536
Symantec	37,800	891,324
Teradata*	4,100	186,509
VeriSign*	19,900	1,189,622
Xilinx	19,300	886,256
		8,516,935

Insurance – 16.3%
Arthur J. Gallagher	23,400	1,098,162
Aspen Insurance Holdings	33,600	1,388,016
Axis Capital Holdings	31,100	1,479,427
Catlin Group	86,227	828,886
Chubb	12,800	1,236,864
CNA Financial	51,900	2,225,990
Endurance Specialty Holdings	13,400	786,178
Infinity Property & Casualty	23,537	1,688,780
MetLife	12,500	674,000
Platinum Underwriters Holdings	30,300	1,856,784
Progressive	48,400	1,319,868
W.R. Berkley	12,800	555,392
XL Group	25,500	811,920
		15,950,267

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2013

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 92.0% (CONTINUED)

Metals & Mining – 1.6%
Gold Fields – ADR	39,800	$127,360
Kinross Gold	75,100	328,938
Newmont Mining	44,800	1,031,744
Sibanye Gold – ADR	9,950	47,860
Victoria Gold*	96,500	9,650
		1,545,552

Paper & Forest Products – 1.2%
Deltic Timber	7,200	489,168
Domtar	7,200	679,248
		1,168,416

Real Estate – 1.6%
Forestar Group*	21,300	453,051
Howard Hughes*	3,300	396,330
Parkway Properties	38,450	741,707
		1,591,088

Utilities – 3.5%
Empire District Electric	23,500	533,215
Pepco Holdings	29,800	570,074
Public Service Enterprise Group	28,200	903,528
TECO Energy	52,600	906,824
UIL Holdings	11,800	457,250
		3,370,891

Total Common Stocks
(Cost $68,852,479)		89,931,870

	Par

CONVERTIBLE BONDS – 1.1%

Industrials – 0.6%
Alliant Techsystems
3.000%, 08/15/2024	$325,000	520,203

Real Estate – 0.5%
Forestar Group
3.750%, 03/01/2020	450,000	518,625
Total Convertible Bonds
(Cost $813,284)		1,038,828

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2013

Opportunity Fund

Description	Shares	Value

SHORT-TERM INVESTMENT – 7.4%
Invesco Treasury Portfolio, 0.020%^
(Cost $7,257,446)	7,257,446	$7,257,446

Total Investments – 100.5%
(Cost $76,923,209)		98,228,144
Other Assets and Liabilities, Net – (0.5%)		(477,364)
Total Net Assets – 100.0%		$97,750,780

*	Non-income producing security
ADR	– American Depository Receipt
^	Variable Rate Security – the rate shown is the annualized seven-day effective yield as of December 31, 2013.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Assets and Liabilities
December 31, 2013

	Capital Appreciation Fund	Opportunity Fund
ASSETS:
Investments, at market value
(Cost $37,491,123 and $76,923,209, respectively)	$41,570,602	$98,228,144
Cash	33,146	101,466
Receivable for investment securities sold	183,946	—
Receivable for dividends and interest	103,023	94,539
Receivable for capital shares sold	9,109	348,983
Prepaid expenses	11,171	16,498
Total assets	41,910,997	98,789,630

LIABILITIES:
Payable for investment securities purchased	58,438	732,886
Payable for capital shares redeemed	96,964	147,547
Payable to adviser, net	21,682	57,799
Accrued distribution fees	5,659	11,304
Accrued expenses and other liabilities	69,320	89,314
Total liabilities	252,063	1,038,850

NET ASSETS	$41,658,934	$97,750,780

COMPOSITION OF NET ASSETS:
Portfolio capital	$36,981,148	$75,793,105
Distributions in excess of net investment income	(66,313)	(10,409)
Accumulated net realized gain on investments	664,620	663,198
Net unrealized appreciation of investments	4,079,479	21,304,886
Total net assets	$41,658,934	$97,750,780
CAPITAL STOCK, $0.0001 par value
Authorized	500,000,000	500,000,000
Issued and outstanding	2,434,168	4,544,847

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE	$17.11	$21.51

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Operations
For the Year Ended December 31, 2013

	Capital Appreciation Fund	Opportunity Fund
INVESTMENT INCOME:
Interest income	$285,932	$8,266
Dividend income	671,005	1,438,675
Less: Foreign taxes withheld	(3,402)	(2,854)
Total investment income	953,535	1,444,087

EXPENSES:
Investment advisory fees	440,371	961,072
Administration fees	50,882	91,342
Fund accounting fees	41,105	40,952
Directors’ fees	34,526	67,448
Audit fees	30,615	30,615
Transfer agent fees	29,641	41,228
Registration fees	26,796	26,805
Distribution fees	17,140	45,538
Other expenses	12,493	17,200
Custodian fees	12,160	8,333
Legal fees	8,791	32,541
Postage and printing fees	4,650	10,054
Total expenses	709,170	1,373,128
Less: Fee waivers	(188,732)	(237,316)
Total net expenses	520,438	1,135,812
NET INVESTMENT INCOME	433,097	308,275

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	2,968,186	5,996,465
Net change in unrealized appreciation of investments	3,577,184	14,322,805
Net gain on investments	6,545,370	20,319,270

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$6,978,467	$20,627,545

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Capital Appreciation Fund
	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
OPERATIONS:
Net investment income	$433,097	$695,764
Net realized gain on investments	2,968,186	240,751
Net change in unrealized appreciation of investments	3,577,184	1,014,133
Net increase resulting from operations	6,978,467	1,950,648

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,014,107	2,999,727
Proceeds from reinvestment of distributions	2,243,850	1,377,580
Payments for shares redeemed	(6,418,748)	(19,566,364)
Redemption fees	8	3,419
Net decrease from capital share transactions	(2,160,783)	(15,185,638)

DISTRIBUTIONS PAID FROM:
Net investment income	(384,267)	(856,862)
Net realized gains	(1,878,037)	(541,416)
Total distributions to shareholders	(2,262,304)	(1,398,278)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,555,380	(14,633,268)

NET ASSETS:
Beginning of period	39,103,554	53,736,822

End of period (including distributions
in excess of net investment income
of $(66,313) and $(227,611), respectively)	$41,658,934	$39,103,554

TRANSACTIONS IN SHARES:
Shares sold	122,206	195,862
Shares issued in reinvestment of distributions	131,143	91,839
Shares redeemed	(393,613)	(1,319,605)
Net decrease	(140,264)	(1,031,904)

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Opportunity Fund
	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
OPERATIONS:
Net investment income	$308,275	$736,484
Net realized gain on investments	5,996,465	3,339,487
Net change in unrealized appreciation of investments	14,322,805	4,749,162
Net increase resulting from operations	20,627,545	8,825,133

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	15,314,117	12,426,328
Proceeds from reinvestment of distributions	5,887,496	3,503,375
Payments for shares redeemed	(8,369,938)	(10,246,036)
Redemption fees	219	621
Net increase from capital share transactions	12,831,894	5,684,288

DISTRIBUTIONS PAID FROM:
Net investment income	(307,152)	(735,643)
Net realized gains	(5,950,554)	(2,939,377)
Total distributions to shareholders	(6,257,706)	(3,675,020)

TOTAL INCREASE IN NET ASSETS	27,201,733	10,834,401

NET ASSETS:
Beginning of period	70,549,047	59,714,646

End of period (including distributions
in excess of net investment income
of $(10,409) and $(11,546), respectively)	$97,750,780	$70,549,047

TRANSACTIONS IN SHARES:
Shares sold	766,993	690,660
Shares issued in reinvestment of distributions	274,220	197,040
Shares redeemed	(404,150)	(573,799)
Net increase	637,063	313,901

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Capital Appreciation Fund
	Year Ended December 31,
	2013	2012	2011	2010	2009
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$15.19	$14.90	$15.92	$13.95	$10.85

OPERATIONS:
Net investment income	0.18	0.31	0.15	0.14	0.25
Net realized and unrealized
gain (loss) on investments	2.72	0.54	(0.79)	2.30	3.09
Total from operations	2.90	0.85	(0.64)	2.44	3.34

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.34)	(0.17)	(0.16)	(0.24)
From net realized gains	(0.81)	(0.22)	(0.21)	(0.31)	—
Total distributions	(0.98)	(0.56)	(0.38)	(0.47)	(0.24)

NET ASSET VALUE:
End of period	$17.11	$15.19	$14.90	$15.92	$13.95

TOTAL RETURN	19.10%	5.76%	(4.00)%	17.52%	30.74%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$41,659	$39,104	$53,737	$43,535	$29,724
Ratio of expenses to average net assets:
Before expense reimbursement	1.77%	1.77%	1.70%	2.01%	2.38%
After expense reimbursement	1.30%	1.37%	1.50%	1.50%	1.50%
Ratio of net investment income
to average net assets:
Before expense reimbursement	0.61%	1.10%	0.63%	0.55%	1.27%
After expense reimbursement	1.08%	1.50%	0.83%	1.06%	2.15%
Portfolio turnover rate	31%	15%	24%	27%	41%

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Opportunity Fund
	Year Ended December 31,
	2013	2012	2011	2010	2009
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$18.05	$16.62	$17.45	$15.10	$12.04

OPERATIONS:
Net investment income	0.07	0.20	0.07	0.09	0.08
Net realized and unrealized
gain (loss) on investments	4.84	2.22	(0.11)	2.47	3.06
Total from operations	4.91	2.42	(0.04)	2.56	3.14

LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.20)	(0.05)	(0.12)	(0.08)
From net realized gains	(1.38)	(0.79)	(0.74)	(0.09)	—
Total distributions	(1.45)	(0.99)	(0.79)	(0.21)	(0.08)

NET ASSET VALUE:
End of period	$21.51	$18.05	$16.62	$17.45	$15.10

TOTAL RETURN	27.25%	14.63%	(0.21)%	16.94%	26.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$97,751	$70,549	$59,715	$37,575	$26,082
Ratio of expenses to average net assets:
Before expense reimbursement	1.57%	1.64%	1.70%	2.05%	2.51%
After expense reimbursement	1.30%	1.36%	1.50%	1.50%	1.50%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	0.08%	0.84%	0.20%	0.04%	(0.27)%
After expense reimbursement	0.35%	1.12%	0.40%	0.59%	0.74%
Portfolio turnover rate	25%	43%	45%	45%	51%

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements
December 31, 2013

1.  ORGANIZATION

Prospector Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on June 6, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end diversified management investment company.  The Corporation issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  There are two series presently authorized, the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (individually a “Fund” and collectively the “Funds”).  The Funds commenced operations on September 28, 2007.

2.  FAIR VALUE MEASUREMENT

The following is a summary of significant accounting policies consistently followed by each Fund:

Security Valuation – The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Common stock – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the last bid price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Convertible and Corporate Bonds – Convertible and corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Convertible and corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2013

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of December 31, 2013, each Fund's investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total
Capital Appreciation Fund
Common Stocks	$31,621,716	$—	$—	$31,621,716
Convertible Bonds	—	7,491,313	—	7,491,313
Exchange Traded Fund	46,468	—	—	46,468
Short-Term Investment	2,411,105	—	—	2,411,105
Total Investments	$34,079,289	$7,491,313	$—	$41,570,602

Opportunity Fund
Common Stocks	$89,931,870	$—	$—	$89,931,870
Convertible Bonds	—	1,038,828	—	1,038,828
Short-Term Investment	7,257,446	—	—	7,257,446
Total Investments	$97,189,316	$1,038,828	$—	$98,228,144

Refer to each Fund’s Schedule of Investments for further sector breakout.

Transfers between levels are recognized at the beginning of the reporting period.  During the year ended December 31, 2013, the Funds recognized no transfers between levels.  The Funds did not invest in any Level 3 investments during the period.

The Funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets.  The Funds’ investment objectives allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign exchange contracts, and purchased and written options.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.  As of and for the year ended December 31, 2013, the Funds held no derivative instruments.

3.  SIGNIFICANT ACCOUNTING POLICIES

Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All short-term capital gains are included in ordinary income for tax purposes.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2013

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes – The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of December 31, 2013, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.

Reclassification of Capital Accounts – GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended December 31, 2013, the following reclassifications were made on the Statements of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income	Gain(Loss)	Portfolio Capital

Capital Appreciation Fund	$112,468	$(112,468)	$—
Opportunity Fund	14	(10)	4

Foreign Currency Translation – The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases:  (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.  The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.  The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Each Fund intends to invest no more than 15% of its total assets in illiquid securities.  Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ board of directors.  At December 31, 2013, the Funds had no investments in illiquid securities.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2013

Expenses – Expenses directly attributable to a Fund are charged to that Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based on relative net assets or another appropriate basis.

Other – Investment and shareholder transactions are recorded on the trade date.  Each Fund determines the gain or loss realized from the investment transactions on the basis of identified cost.  Dividend income is recognized on the ex-dividend date.  Interest income, including amortization of bond premium and discount, is recognized on an accrual basis.

Subsequent Events – Management has evaluated fund related events and transactions that occurred subsequent to December 31, 2013, through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

4.  INVESTMENT TRANSACTIONS

During the year ended December 31, 2013, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	Purchases	Sales

Capital Appreciation Fund	$11,902,358	$17,836,036
Opportunity Fund	26,113,903	19,862,319

There were no purchases or sales of long-term U.S. Government securities.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2013, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross		Income
	Appreciation	Depreciation	Net	Tax Cost

Capital Appreciation Fund	$7,862,114	$(4,023,857)	$3,838,257	$37,732,345
Opportunity Fund	23,796,324	(2,491,438)	21,304,886	76,923,209

At December 31, 2013, components of accumulated earnings (deficit) on a tax-basis were as follows:

					Total
	Undistributed	Undistributed	Other		Accumulated
	Ordinary	Long-Term	Accumulated	Unrealized	Earnings
	Income	Capital Gains	Losses	Appreciation	(Deficit)

Capital Appreciation Fund	$106,222	$746,273	$(12,967)	$3,838,257	$4,677,785
Opportunity Fund	28,855	634,373	(10,439)	21,304,886	21,957,675

As of December 31, 2013, the Funds did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended December 31, 2013, the Capital Appreciation Fund and the Opportunity Fund do not plan to defer any late year losses.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2013

The tax character of distributions paid during the fiscal year ended December 31, 2013 were as follows:

	Ordinary	Long Term
	Income	Capital Gains	Total

Capital Appreciation Fund	$454,484	$1,807,820	$2,262,304
Opportunity Fund	$564,316	$5,693,390	$6,257,706

The tax character of distributions paid during the fiscal year ended December 31, 2012 were as follows:

	Ordinary	Long Term
	Income	Capital Gains	Total

Capital Appreciation Fund	$934,926	$463,352	$1,398,278
Opportunity Fund	950,064	2,724,956	3,675,020

5.  AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with the Adviser, with whom certain directors and officers of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Pursuant to this Agreement, the Adviser is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 1.10% as applied to each Fund’s daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.30% of its average daily net assets.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to possible reimbursement by the Fund to the Adviser within three years after the fees have been waived and/or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  As of December 31, 2013, the Adviser did not recoup any previously waived expenses.  The Operating Expense Limitation Agreement will be in effect through at least September 30, 2015.  Waived/reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Capital Appreciation Fund	Opportunity Fund

12/31/14	$114,442	$105,613
12/31/15	186,758	183,148
12/31/16	188,732	237,316
Total	$489,932	$526,077

As of December 31, 2013, it was possible, but not probable, those amounts would be recovered by the Adviser.  At the end of each fiscal year in the future, the Funds will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as distributor of the Funds’ shares pursuant to a Distribution Agreement with the Corporation.  Each Fund’s shares are sold on a no-load basis and, therefore, Quasar receives no sales commission or sales load for providing services to the Funds.  The Corporation has

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2013

adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to reimburse Quasar and certain financial intermediaries who assist in distributing each Fund’s shares or who provide shareholder services to Fund shareholders a distribution and/or shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets (computed on an annual basis).  All or a portion of the fee may be used by the Funds or Quasar to pay the Fund’s distribution fees and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder services expenses.  During the year ended December 31, 2013, Capital Appreciation Fund and Opportunity Fund incurred expenses of $17,140 and $45,538, respectively, pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and fund accountant for the Funds.  U.S. Bank, N.A. serves as custodian for the Funds.

6.  INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications.  The Funds’ maximum exposure under these arrangements is unknown.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PROSPECTOR FUNDS, INC.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Prospector Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Prospector Funds, Inc., comprised of, the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (the Funds) as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 27, 2014

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited)
December 31, 2013

Board Approval of Investment Advisory Agreement

The Corporation’s independent directors (the “directors”) unanimously approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Funds and the Prospector Partners Asset Management, LLC (the “Investment Manager”) at a Board of Directors’ meeting held on September 4, 2013.

In preparation for the meeting, the directors had requested from the Investment Manager and evaluated a memorandum providing certain information requested by the Board pursuant to Section 15(c) of the 1940 Act, including (i) expense, compliance and other information as it relates to the Investment Manager; (ii) performance of other accounts managed by its affiliate Prospector Partners, LLC with similar investment objectives derived from data compiled by the Investment Manager and (iii) expense and other information for other registered investment companies with similar investment objectives derived from data compiled by the Investment Manager based upon comparative peer groups selected in consultation with the independent directors.  Prior to voting, the directors reviewed the proposed approval of the Advisory Agreement with management and with counsel to the Corporation and reviewed a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval.  In reaching their determinations relating to approval of the continuance of the Advisory Agreement, the directors considered all factors they believed relevant including the following:

1.	the nature, extent and quality of investment, and other services to be rendered by the Investment Manager;

2.	payments to be received by the Investment Manager from all sources with respect to the Funds;

3.	comparative fee and expense data for the Funds and other investment companies with similar investment objectives;

4.	the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors;

5.
the Investment Manager’s policies and practices regarding allocation of portfolio transactions of the Funds, including the extent to which the Investment Manager may benefit from soft dollar arrangements;

6.	fall-out benefits which the Investment Manager and its affiliates may receive from their relationships to the Funds;

7.	information about fees charged by the Investment Manager to other clients with similar investment objectives;

8.	the professional experience and qualifications of the Funds’ portfolio managers and other senior personnel of the Investment Manager;

9.	profitability of the Investment Manager; and

10.	the terms of the Advisory Agreement.

The directors also considered their overall confidence in the integrity and competence of the Investment Manager and the portfolio managers.  In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.  The directors determined that the overall arrangements between the Funds and the Investment Manager, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses expected to be incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Investment Manager

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2013

should be the investment adviser for the Funds, and that the fees payable to the Investment Manager pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Investment Manager

The directors noted that, under the Advisory Agreement, the Investment Manager, subject to the control of the directors, administers the Funds’ business and other affairs.  The Investment Manager manages the investment of the assets of the Funds, including making purchases and sales of portfolio securities consistent with each Fund’s investment objective and policies.

The directors considered the scope and quality of services provided by the Investment Manager under the Advisory Agreement.  The directors considered the quality of the investment research capabilities of the Investment Manager and the other resources it dedicates to performing services for the Funds.  They also factored in the cyclical nature of value investing and the Investment Manager’s active management style.  The directors also considered the portfolio managers’ experience, reputation and investment philosophy and noted that the Investment Manager’s investment style and stock selection process have remained consistent.  The quality of administrative and other services also were considered.  The directors concluded that, overall, they continue to be satisfied with the nature, extent and quality of services provided to the Funds under the Advisory Agreement.

Investment Manager Fees; Performance of the Fund

The directors considered the advisory fee rate paid by the Funds to the Investment Manager and information prepared by the Investment Manager based upon the peer groups selected with the independent directors concerning fee rates paid by other comparable funds.  The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds, but determined that the proposed advisory fee rate was in line with other comparable funds.

The directors also considered the performance of each Fund compared to each Fund’s benchmarks and industry averages.  The directors noted that although the Capital Appreciation Fund and Opportunity Fund underperformed their respective benchmarks during more recent periods, from the period from inception through June 30, 2013, the Capital Appreciation Fund was in the second quartile and the Opportunity Fund was in the first quartile for annualized performance compared to the peer group.  The directors concluded that the advisory fee rate, taking into account performance and the other factors mentioned, was in line with comparable funds.

Other Fund Expenses

The directors also considered the total expense ratio of the Funds in comparison to the fees and expenses of the funds included in the comparison.  The directors noted that the expense ratios of some of the comparable funds also were lower because of waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.  In particular, the directors noted that the Investment Manager’s fee waiver pursuant to the Fee Waiver and Expenses Reimbursement Agreement was contractual in nature and customary for the industry.  The directors concluded that the Funds’ expense ratio was satisfactory.  Finally, the directors noted that there may be economies of scale as the Funds grow and concluded that it may be appropriate to consider those issues in the future.

Investment Manager Profitability

The directors noted that the Investment Manager also provides the Funds with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any other retained by the Funds) and

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2013

executive and other personnel as are necessary for the Funds’ operations.  The directors considered that the Investment Manager pays all of the compensation of the officers of the Company that are affiliated persons of the Investment Manager, pays a portion of the insurance costs and paid the cost of the organization of the Funds (without reimbursement) through its affiliate, Prospector Partners, LLC.

The directors also noted that the Investment Manager has contractually agreed to waive, through September 30, 2014, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.30% of its average daily net assets.  Under the terms of the Waiver and Expense Reimbursement Agreement at the present asset levels of the Funds, the Investment Manager has received only a portion of its management fee amounts.  It was also noted that the Investment Manager does not receive “fall out” benefits commonly received by managers of mutual funds that provide transfer agency, distribution or printing services in-house.  The directors considered the expenses of the Investment Manager and the services provided by the Investment Manager and determined that the Investment Manager was cash flow positive without considering an allocation of expenses from Prospector Partners, LLC, an affiliated advisor.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2013

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-877-734-7862.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-734-7862.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-877-734-7862, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% and 100% for the Capital Appreciation Fund and Opportunity Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2013 was 97.9% and 100% for the Capital Appreciation Fund and Opportunity Fund, respectively.

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended December 31, 2013 was 35.36% and 1.04% for the Capital Appreciation Fund and Opportunity Fund, respectively.

The percent of ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the fiscal year ended December 31, 2013 was 15.45% and 45.57% for the Capital Appreciation Fund and Opportunity Fund, respectively.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2013

DIRECTORS & OFFICERS

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
Name,		Length	Occupation	Complex	Served
Year of Birth		of Time	During Past	Overseen	During Past
and Address^	Position	Served*	5 Years	by Director	5 Years

Independent Board Members

Harvey D. Hirsch*	Director	Indefinite;	Senior Vice President,	2	None
Year of Birth: 1941		Since	Marketing, Van Eck
		September 7,	Associates Corporation,
		2007	an investment adviser,
since May 2007.

Joseph Klein III*	Director	Indefinite;	Managing Director of Gauss	2	ISIS
Year of Birth: 1961		Since	Capital Advisors, LLC,		Pharmaceuticals
		September 7,	a financial consulting and		Inc.
		2007	investment advisory firm		BioMarin
			focused on biopharmaceuticals		Pharmaceutical,
			since he founded the company		Inc.
			in March 1998.		OSI
Pharmaceuticals,
Inc.
Savient
Pharmaceuticals,
Inc.
PDL BioPharma
Inc.
NPS
Pharmaceuticals,
Inc.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2013

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
Name,		Length	Occupation	Complex	Served
Year of Birth		of Time	During Past	Overseen	During Past
and Address^	Position	Served*	5 Years	by Director	5 Years

Roy L. Nersesian*	Director	Indefinite;	Associate professor of the	2	None
Year of Birth: 1939		Since	School of Business, Monmouth
		September 7,	University, since September 1985.
		2007	Adjunct Professor of the Center
for Energy and Marine
Transportation, Columbia
University, since September 2000.
Consultant, Poten & Partners,
provider of brokerage and
consulting services to the energy
and ocean transportation industries,
since September 1992.

John T. Rossello, Jr.*	Director	Indefinite;	Retired.	2	None
Year of Birth: 1951		Since	Partner at
		September 7,	PricewaterhouseCoopers LLP
		2007	from October 1988 to
June 2007.

Interested Board Members and Officers

John D. Gillespie†*	Director	Indefinite;	Managing member of	2	White
Year of Birth: 1959	President	Since	the Investment Manager.		Mountains
		September 7,	Managing member of		Insurance
		2007	Prospector Partners, LLC,		Group, Ltd.
an affiliate of the Investment
Manager, and portfolio manager
of the investment funds
sponsored by Prospector
Partners, LLC since 1997.
Chairman and President of
White Mountains Advisors,
an investment adviser,
from 2002 to 2005.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2013

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
Name,		Length	Occupation	Complex	Served
Year of Birth		of Time	During Past	Overseen	During Past
and Address^	Position	Served*	5 Years	by Director	5 Years

Richard P. Howard	Executive	Indefinite;	Portfolio Manager at	N/A	OneBeacon
Year of Birth: 1946	Vice	Since	the Investment Manager.		Insurance
	President	September 7,	Portfolio Manager at		Group, Ltd.
		2007	Prospector Partners, LLC
since August 2005.
Managing Director of White
Mountains Advisors, LLC from
2001 to August 2005.
Senior Vice President of
OneBeacon Insurance Group
from 2001 to August 2005.

Kevin R. O’Brien	Executive	Indefinite;	Portfolio Manager at the	N/A	None
Year of Birth: 1963	Vice	Since	Investment Manager.
	President	September 7,	Portfolio Manager at
		2007	Prospector Partners, LLC
since April 2003.
Managing Director of White
Mountains Advisors, LLC
from April 2003 to August 2005.

Jason A. Kish	Executive	Indefinite;	Portfolio Manager at	N/A	None
Year of Birth: 1973	Vice	Since	the Investment Manager.
	President	February,	Director of Research
		2013	since 2010.
Analyst at Prospector
Partners, LLC from
1997-2010.

Peter N. Perugini, Jr.	Secretary	Indefinite;	Chief Financial Officer at	N/A	None
Year of Birth: 1970	Treasurer	Since	Prospector Partners, LLC
		September 7,	since 2000.
2007
Indefinite;
Treasurer
since
June 6,
2007

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2013

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
Name,		Length	Occupation	Complex	Served
Year of Birth		of Time	During Past	Overseen	During Past
and Address^	Position	Served*	5 Years	by Director	5 Years

Kim Just	Chief	Indefinite;	Chief Compliance Officer at	N/A	None
Year of Birth: 1967	Compliance	Since	Prospector Partners, LLC since
	Officer	September 7,	March 2006.
2007

Brian Wiedmeyer	Assistant	Indefinite;	Vice President for US	N/A	None
Year of Birth: 1973	Secretary	Since	Bancorp Fund Services, LLC,
		September 7,	a mutual fund service provider,
		2007	since January 2005.

^	The address for all directors and officers is 370 Church Street, Guilford, Connecticut 06437.
*	Each of the Company’s directors was elected by written consent of the sole shareholder of the Funds on September 7, 2007.
†	John D. Gillespie is an interested director of the Fund because he is also the managing member of the Investment Manager.

DIRECTORS
John D. Gillespie
Harvey D. Hirsch
Joseph Klein III
Roy L. Nersesian
John T. Rossello, Jr.

INVESTMENT ADVISER
Prospector Partners Asset Management, LLC
370 Church Street
Guilford, CT  06437

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Third Floor
615 E. Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN  55402

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Plaza
New York, NY  10004

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the

Funds’ directors and is available without charge upon request by calling 1-877-734-7862.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  John Rossello, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal periods.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund's tax returns and distribution calculations.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal periods for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	$54,600	$52,500
Audit-Related Fees	$0	$0
Tax Fees	$6,650	$6,390
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services that exceed $5,000 for the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The audit committee noted that as indicated in the table below, for the registrant’s prior two fiscal periods, no fees were billed by the registrant’s independent public accountants in connection with non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Prospector Funds, Inc.

By (Signature and Title)* /s/ John D. Gillespie
  John D. Gillespie, President

Date   March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John D. Gillespie
  John D. Gillespie, President

Date   March 10, 2014

By (Signature and Title)* /s/ Peter N. Perugini
  Peter N. Perugini, Jr., Treasurer

Date   March 10, 2014

* Print the name and title of each signing officer under his or her signature.